UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 14, 2020
(Date of earliest event reported)

SUN COMMUNITIES INC.
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 200,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Effective as of May 14, 2020, Sun Communities, Inc. (the “Company”), as general partner of its operating subsidiary Sun Communities Operating Limited Partnership (“SCOLP”), entered into the Fourth Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of SCOLP (the “Partnership Amendment”). The Partnership Amendment created a new class of OP units named Series F Preferred Units.

The Series F Preferred Units provide for quarterly distributions of 3.00% per year. Subject to certain limitations, each Series F Preferred Unit is exchangeable at any time after its issuance date into that number of shares of the Company’s common stock equal to the quotient obtained by dividing $100.00 by $160.00 (as such ratio is subject to adjustment for certain capital events). The Series F Preferred Units rank (i) senior to SCOLP’s outstanding Common OP Units and Series A-3 Preferred Units, and (ii) junior to SCOLP’s outstanding Preferred OP Units, Series A-1 Preferred Units, Series A-4 Preferred Units, Series C Preferred Units, Series D Preferred Units and Series E Preferred Units.

The foregoing description of the Partnership Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Partnership Amendment, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities
Effective as of May 14, 2020, SCOLP issued 90,000 Series F Preferred Units, at an issuance price of $100 per unit. All of these Series F Preferred Units were issued as consideration for the initial holder’s contribution of certain assets to SCOLP.

The issuance by SCOLP of all of such securities was made in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

The description of the exchange rights applicable to Series F Preferred Units set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)  Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of Sun Communities Operating Limited Partnership, dated May 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: May 18, 2020	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer